Annual Report as of December 31, 2001

Letter to Shareholders
February 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

We are pleased to provide the Evergreen Variable Annuity Trust annual report for the twelve month period ended December 31, 2001.

U.S. Equities Dipped for the Second Year in a Row

The U.S. equity markets were confounded from the very start in 2001. After unusually strong performance in the late 90s, the declines of 2000 were a shock -- surely 2001 would turn things around.

However, by the third Federal Reserve rate cut in March, investors realized that something was seriously wrong. Predictions for earnings growth were slashed throughout the corporate world. The early January consensus forecast for S&P 500 operating earnings growth was 9%. Unfortunately, with each quarterly earnings reporting period filled with disappointing corporate results, profit forecasts were drastically lowered. Average earnings ended the year declining 18%-20%.

The equity markets made an admirable attempt at a recovery during the second quarter, yet continued economic weakness and lowered corporate guidance tightened the vice grip on investors during the summer. Then, the unthinkable happened, and the September 11 tragedy resonated, literally, from Wall Street to Main Street. Any hopes for economic recovery in 2001 were quickly dashed and, upon reopening, the markets plunged.

The quick response of the Fed to provide liquidity and the orderly transition of the financial markets provided investors with a glimmer of hope in the final quarter of the year. Initial success of the United States’ war on terrorism resulted in improved confidence and the equity markets began a remarkable climb. From the lows achieved in late-September, the NASDAQ Composite climbed approximately 40%, followed by the Dow 30 and the S&P 500, each with gains in the 20% range.

All in all, the year proved to be very disappointing for equity investors. Despite the late recovery, the major market averages all declined for the second consecutive year. Few areas were spared, as eight of the ten sectors in the S&P 500 were down. Only consumer discretionary and materials, riding the potential for a positive impact to earnings from the aggressive Fed, managed a gain for the year. While the nineties delivered spectacular returns, the new millennium has proved to be a more challenging period for common stocks, thus far.

The Bond Market Continued a Remarkable Climb

In contrast to poor performance in the equity markets for much of the year, 2001 was another fantastic year for bonds. As the economy slowed and slipped into recession, ratcheting down corporate earnings, investors sought the relative safety of bonds. The Federal Reserve, in an attempt to cushion economic damage, was very aggressive, providing 11 interest rate cuts in twelve months, propelling the bond market higher.

The yield curve steepened dramatically throughout the year in response to Fed action. This steepening was further accentuated by a “flight to quality” following the terrorist attacks of September 11. In fact, by October 30th, the yield on the 2-year Treasury was at a 25-year low. For much of the year, the longer end of the market lagged shorter term Treasuries, as investors -- ever watchful for inflation -- feared that the Fed and Congress were being overly stimulative with interest rates and tax cuts. However, a surprise Halloween announcement from the Treasury Department, suspending 30-year bond issuance, finally brought longer-term rates down as well.

As much as there was good news for bond investors, there were many challenges, as well. As the economy slowed, many companies that had leveraged their balance sheets during the strong economy of the mid-nineties found that declining revenues caused great pressure on their ability to honor their debt

Letter to Shareholders (continued)

obligations. Many well-known companies found their credit ratings diminished and investor concern about their future greatly expanded. As a result, there was an unusually large spread among bond sectors with high quality issues providing the best performance.

Toward the end of 2001, signs of economic recovery triggered a reversal in the bond market. Beginning in November, we got a taste of what a little “good news” can do. While stock market investors celebrated military successes in Afghanistan and an economic recovery ahead, bonds declined. The declines continued in December, washing away earlier hopes for double-digit returns in the bond market for the year.

The past year has reminded all investors that managing risk through different asset classes provides reduced volatility in a period of unstable capital markets.

Diversification Remains Important

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Fund at a Glance as of December 31, 2001

“With low energy prices, low interest rates and depleted
business inventories, we believe the current recession will be mild and the economy will start expanding again later in 2002.”

Portfolio Management
Tattersall Advisory Group, Inc. Tenure: October 2001

Timothy E. O’Grady Tenure:November 2001	Maureen E. Cullinane, CFA Tenure: November 2001

PERFORMANCE & RETURNS1

Portfolio Inception Date:	3/1/1996

Average Annual Returns

1 year	-8.57%

5 years	6.34%

Since Portfolio Inception	8.01%

12-month income dividends per share	$0.30

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Foundation Fund1 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Lehman Brothers Government/Credit Bond Index (LBGCBI), the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The S&P 500, LBABI and LBGCBI are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

2 The fund’s adviser changed indices from the Lehman Brothers Government/Credit Bond Index to the Lehman Brothers Aggregate Bond Index effective October 2001. The adviser believes that the Lehman Brothers Aggregate Bond Index more closely represents the composition and strategy of the fund.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of December 31, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Portfolio Manager Interview

How did the fund perform?

Evergreen VA Foundation Fund had a total return of -8.57% for the twelve-month period ended December 31, 2001. The S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Government/Credit Bond Index returned -11.87%, 8,44% and 8.50%, respectively, for the same period. During the same period, the average return of variable annuity balanced portfolios was -2.87%, according to Lipper, Inc., an independent monitor of mutual fund performance.

Portfolio Characteristics
(as of 12/31/2001)

Total Net Assets	$168,337,326

Number of Holdings	174

P/E Ratio	24.5x

What was the investment environment like during the period?

The dominant factor influencing both the equity and fixed income markets was the slowdown in the economy in the United States. The slump first appeared in the technology and telecommunications sectors, which had been the leading growth areas for much of the 1990s. Stocks in most industries and sectors fell in value during much of the year. In contrast, most quality fixed income securities performed well, with government securities and higher-quality corporate bonds turning in the best relative performance.

The U.S. Federal Reserve attempted to stop the economy’s fall by injecting liquidity into the economy through a series of cuts in short-term interest rates that continued throughout the year. However, any possibility of an early reversal of the economic slump was ended on September 11. Immediately after September 11, investors pulled money from the stock market and sought out higher-quality securities in the bond market. However, during the final two months of 2001, confidence about a potential recovery grew again, and stocks and corporate bonds both staged comebacks.

Overall, the year was favorable for most types of fixed income investments, with the exception of lower-quality, high-yield corporate bonds. Government securities, mortgage-backed securities and investment grade corporate bonds all had positive returns. In contrast, returns were negative for most stock market indexes. Within the stock market, value stocks tended to hold their prices better than growth stocks.

A new investment team took responsibility for the Evergreen VA Foundation Fund in November 2001. How does this affect the fund’s management?

Three experienced investment teams, each of which is responsible for a separate section of the portfolio, now manage the fund. The Evergreen VA Foundation Fund continues to be a balanced fund, with allocations to both fixed income and equity investments.

Approximately 40% of net assets have been allocated to the fund’s fixed income section. The Tattersall Advisory Group, led by Portfolio Manager Fred Tattersall, manages this portfolio. The group is a well known manager of bond portfolios for retail and institutional investors. This section invests in high-quality government, corporate and mortgage securities.

The remaining 60% of assets have been allocated to equities, divided into two equal sections. One section is managed by Evergreen’s growth team, led by Portfolio Manager Maureen Cullinane, focusing on large-cap growth stocks, using the same disciplines and strategies of Evergreen Large Company Growth Fund. The second section is

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Portfolio Manager Interview

managed by Evergreen’s large-cap value team, led by Portfolio Manager Timothy O’Grady, focusing on large-cap value stocks, using the same policies, strategies and tactics of Evergreen Strategic Value Fund.

The combination of the three sections gives the fund a diversified portfolio of large-cap growth companies, both value and growth, as well as high-quality fixed income securities.

How would you describe the Tattersall team’s investment strategy for fixed income assets?

We focus on higher-quality corporate and mortgage-backed securities and government bonds, including Treasuries, and do not take big risks on the direction of interest rates. Average credit quality was AA+ on December 31, 2001, and duration -- a measure of the portfolio’s sensitivity to changes in interest rates -- was 4.48 years, slightly less than that of the Lehman Brothers Aggregate Bond Index, a benchmark for the overall market. Shorter duration portfolios tend to be less vulnerable to price loss when interest rates rise. Conversely, they are less likely to enjoy price gains when interest rates fall.

Versus the Lehman Brothers Aggregate Bond Index, the portfolio has overweighted mortgage securities, which comprised about 50% of fixed income portfolio assets, and underweighted Treasuries and agencies, which accounted for about 11% of fixed income assets. Investment-grade corporate securities accounted for 30% of fixed income securities, while cash and short-term investments comprised more than 7% of fixed income assets. The fund held no low-quality, high-yield corporate bonds.

Top 5 Sectors
(as a percentage of 12/31/2001 net assets)

Financials	15.1%

Information Technology	10.9%

Consumer Discretionary	8.7%

Industrials	8.3%

Healthcare	8.1%

How would you describe the strategies for the growth portion of the equity portfolio, Maureen?

We emphasize stable growth companies with strong franchises, good managements and the ability to sustain or increase earnings growth rates. While we always keep the portfolio diversified, we do emphasize industries and companies with the potential to benefit from either long-term, secular trends in the economy or short-term cyclical patterns. We invest in corporations with the potential for earnings acceleration based on industry trends, technological developments or the introduction of new services or products that can act as catalysts for corporate earnings.

We have focused on two long-term sectors in recent years -- technology and healthcare. Healthcare remains a dominant theme in our current strategy, as we believe pharmaceutical, medical devices and services companies have the opportunity to benefit from the needs created by demographic trends, most notably the aging baby boomer generation. We believe many pharmaceutical companies are selling at reasonable stock prices that should be attractive to investors seeking corporations with consistent records of earnings growth. However, we have reduced our emphasis on technology over the past year of high stock valuations and diminished short-term growth prospects. Our technology investments are focused on those companies with the best prospects for secular growth as well as

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Portfolio Manager Interview

companies with consistent records of recurring revenues and earnings. While technology is not currently an area of emphasis, we believe that over the long term technology companies will continue to provide the productivity tools that enhance the growth of the world’s economy.

Major holdings in the growth part of the portfolio, as of December 31, 2001, included diversified conglomerates such as General Electric. In healthcare, major holdings include diversified pharmaceutical companies such as Pfizer and American Home Products. In technology, we have established positions in a diverse group of semiconductor companies, including Intel, Microchip and NVIDIA, as well as in more defensive companies with high recurring revenues and stable earnings. These include data processing specialists such as Paychex, Affiliated Computer Systems and Automatic Data Processing.

How would you describe your strategies in managing the value section of the portfolio, Tim?

We are emphasizing healthcare, consumer staples and energy, while underweighting finance, technology and consumer discretionary stocks.

We believe any near-term economic growth will be gradual. Historically, healthcare stocks usually performed well during periods of moderate growth, often rising to valuations 25-30% higher than the market averages in terms of price/earnings ratios. We believe healthcare stocks have the potential for earnings growth rates of about 10% per year -- twice the average we expect from the Standard & Poor’s 500 companies. We recently have reduced or sold positions in stocks such as Watson Pharmaceuticals, Tenet Healthcare and Johnson & Johnson because we believe their valuations had become too high in relation to their earnings outlooks. We used the proceeds to invest in Merck and Bristol-Myers Squibb, two diversified pharmaceutical companies with attractive stock prices.

Based on their relative valuations, we also emphasized consumer staples stocks, focusing on industry leaders with experienced managements -- companies such as Philip Morris, Anheuser-Busch and PepsiCo. Their stock prices have been trading at discounts to the overall market, yet we believe they should have above-average earnings growth rates.

We have slightly overweighted energy stocks, which should do well as the economy starts to grow again. We have emphasized large, integrated oil companies such as Exxon Mobil, Chevron-Texaco and Conoco.

Conversely, we have modestly underweighted financial services. Within the industry, we currently favor traditional banking stocks, whose lending business should benefit from the spread between short-term and long-term interest rates. However, we are concerned about the stock valuations within the overall industry and the possibility that credit risks may increase. Over the longer term, we believe that large, diversified companies involved in the capital markets, such as Citigroup and JP Morgan, have superior long-term potential.

We continue to underweight technology stocks, which we think are overvalued after the tech bubble of the late 1990s. We also think profits in technology are highly cyclical, and the industry’s earnings growth during the next 12 to 18 months may not justify current valuations.

We are underweighting consumer discretionary stocks for several reasons. We think consumer confidence is uncertain because of the job market and the fact that many consumers have seen their stock portfolios lose value. At the same time, there is little pent-up demand for large consumer purchases. When we have invested in consumer discretionary stocks, we have emphasized companies that can benefit from trends such as home improvement.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Portfolio Manager Interview

Top 10 Holdings
(as a percentage of 12/31/2001 net assets)

Microsoft Corp.	2.0%

Citigroup, Inc	2.0%

Exxon Mobil Corp.	1.6%

International Business Machines Corp.	1.4%

Intel Corp.	1.4%

AOL Time Warner, Inc.	1.4%

Tyco International, Ltd.	1.3%

General Electric Co.	1.2%

Wells Fargo & Co.	1.2%

American International Group, Inc.	1.2%

What is the Tattersall team’s outlook for the fixed income markets?

We anticipate the economic recovery in 2002 will be lackluster, at best, and that short-term rates will remain stable, while long-term rates may fall somewhat. Inflation should continue to be restrained. We think this should be an excellent environment for mortgage-backed securities as well as for high-quality government bonds issued by solid companies.

What is your outlook for growth stocks, Maureen?

With low energy prices, low interest rates and depleted business inventories, we believe the current recession will be mild and the economy will start expanding again later in 2002. As prospects for an economic rebound improve, we may increase our emphasis on industrial cyclical companies, including chemicals and cyclical goods, while also focusing on energy stocks. We plan to continue to overweight healthcare stocks and to underweight technology stocks. Overall, we will maintain a core of stable growth companies with industry-leading positions, experienced managements and the potential to sustain or accelerate their earnings.

What is your outlook for value stocks, Tim?

We think economic growth, when it occurs, will be gradual. We do not anticipate any strong increase in consumer spending patterns and consumer behavior usually leads the economy. In addition, we believe corporate capital spending also is unlikely to increase sharply, simply because corporate earnings are not likely to rise substantially. Ultimately, corporate capital spending is linked to corporate profitability and we think current earnings estimates are too optimistic. Current stock prices are too high, based on our expectations for economic growth.

We believe the portfolio is well positioned for an environment in which economic expansion, if it occurs, is relatively modest.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended December 31,
	2001	2000	1999	1998 #	1997 #

Net asset value, beginning of period	$14.60	$15.70	$14.47	$13.54	$11.31

Income from investment operations

Net investment income	0.30	0.24	0.28	0.35	0.26

Net realized and unrealized gains or losses on securities	(1.55)	(1.01)	1.27	1.07	2.86

Total from investment operations	(1.25)	(0.77)	1.55	1.42	3.12

Distributions to shareholders from

Net investment income	(0.30)	(0.24)	(0.28)	(0.26)	(0.24)

Net realized gains	0	(0.09)	(0.04)	(0.23)	(0.65)

Total distributions to shareholders	(0.30)	(0.33)	(0.32)	(0.49)	(0.89)

Net asset value, end of period	$13.05	$14.60	$15.70	$14.47	$13.54

Total return*	(8.57%)	(4.93%)	10.64%	10.56%	27.80%

Ratios and supplemental data

Net assets, end of period (thousands)	$168,337	$187,825	$145,566	$78,371	$31,840

Ratios to average net assets

Expenses‡	0.93%	0.92%	0.95%	1.00%	1.01%

Net investment income	2.15%	1.78%	2.29%	2.44%	2.15%

Portfolio turnover rate	195%	89%	77%	10%	26%

* Total return does not reflect charges attributable to your insurance company’s separate account.

# Net investment income is based on average shares outstanding during the period.

‡ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Schedule of Investments
December 31, 2001

	Credit Rating(v)	Principal Amount	Value

ASSET-BACKED SECURITIES - 1.2%
MBNA Master Credit Card Trust:
Ser. 1996-J, Class A, 2.05%, 02/15/2006	AAA	$450,000	$450,889
Ser. 1998-F, Class A, 1.97%, 02/15/2008	AAA	400,000	400,239
Ser. 2000-E, Class A, 7.80%, 10/15/2012	AAA	500,000	558,519
Saxon Asset Securities Trust, Ser. 2000-2, Class AF4, 8.23%, 03/25/2024	AAA	600,000	633,570
Total Asset-Backed Securities			2,043,217
COLLATERALIZED MORTGAGE OBLIGATIONS - 8.8%
Commerce 2000:
Ser. C1, Class A1, 7.21%, 09/15/2008	AAA	1,064,561	1,131,926
Ser. C1, Class A2, 7.42%, 04/15/2010	AAA	710,000	763,258
DLJ Comml. Mtge. Corp., Ser. 1999-CG3, Class A1B, 7.34%, 09/10/2009	Aaa	725,000	776,238
FHLMC:
Ser. 2356, Class GC, 6.00%, 04/15/2015	AAA	600,000	602,616
Ser. 2366, Class MG, 6.00%, 12/15/2014	AAA	1,169,000	1,182,322
Ser. 2370, Class PE, 6.00%, 10/01/2031	AAA	700,000	709,836
Ser. 2394, Class MB, 6.00%, 01/15/2015	AAA	570,000	577,011
FNMA:
Ser. 1994-63, Class P, 7.00%, 12/25/2023	AAA	800,000	829,988
Ser. 2001-51, Class PG, 6.00%, 11/25/2027	AAA	750,000	749,120
Ser. 2001-68, Class QD, 5.50%, 07/25/2014	AAA	815,000	800,888
Ser. 2001-69, Class PL, 6.00%, 12/31/2031	AAA	560,000	564,063
Ser. 2001-69, Class QD, 6.00%, 03/25/2026	AAA	895,000	901,493
Ser. 2001-70, Class LQ, 6.00%, 12/25/2025	AAA	790,000	795,708
Ser. 2001-74, Class QB, 6.00%, 11/01/2031	AAA	750,000	756,455
Ser. 2001-T12, Class A2, 7.50%, 08/25/2041	AAA	1,165,000	1,206,946
Master Asset Securitization Trust, Ser. 2001-2, Class A1, 6.00%, 11/01/2031	AAA	770,000	778,004
Morgan Stanley Capital I, Inc., Ser. 1998-XI1, Class A3, 6.48%, 06/03/2030	AAA	955,000	987,887
Paine Webber Mtge. Acceptance Corp., Ser. 1999-C1, Class A2, 6.82%, ;04/15/2009	Aaa	700,000	732,449
Total Collateralized Mortgage Obligations			14,846,208
CORPORATE BONDS - 9.7%
CONSUMER DISCRETIONARY - 0.9%
Multi-line Retail - 0.9%
Sears Roebuck Acceptance Corp., 7.00%, 02/01/2011 (p)	A-	370,000	376,249
Wal-Mart Stores, Inc., 6.875%, 08/10/2009 (p)	AA	1,000,000	1,082,290
1,458,539
CONSUMER STAPLES - 0.3%
Beverages - 0.3%
Anheuser Busch Companies, Inc., 5.625%, 10/01/2010	A+	450,000	444,806
ENERGY - 0.3%
Oil & Gas - 0.3%
Conoco, Inc., 5.45%, 10/15/2006	BBB+	500,000	500,715

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Schedule of Investments (continued)
December 31, 2001

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
FINANCIALS - 4.9%
Banks - 1.3%
Bank of New York, 7.30%, 12/01/2009	A	$ 575,000	$616,838
National City Corp., 6.625%, 03/01/2004	A-	500,000	526,543
Northern Trust Co., 6.50%, 05/01/2003	A+	700,000	728,367
U.S. Bank NA, 6.375%, 08/01/2011	A	400,000	404,205
2,275,953
Diversified Financials - 3.2%
Ford Motor Credit Co., 7.375%, 10/28/2009	BBB+	700,000	690,651
GE Capital Corp., 7.25%, 02/01/2005	AAA	750,000	816,592
GMAC Corp., 6.875%, 09/15/2011	BBB+	700,000	686,885
Golden West Financial Corp., 5.50%, 08/08/2006	A	500,000	502,158
Household Finance Corp., 6.40%, 06/17/2008	A	490,000	486,815
International Lease Finance Corp., 5.50%, 06/07/2004	AA-	850,000	867,392
Sprint Capital Corp., 7.625%, 01/30/2011	BBB+	350,000	368,225
USAA Capital Corp., 5.591%, 12/20/2006 144A	AAA	400,000	403,339
Verizon Global Funding Corp., 7.75%, 12/01/2030	A+	500,000	558,206
5,380,263
Insurance - 0.4%
American General Finance Corp., 5.875%, 07/14/2006	A+	600,000	609,417
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Cigna Corp., 6.375%, 10/15/2011	A+	500,000	491,845
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.2%
Boeing Co., 6.625%, 02/15/2038	AA-	400,000	377,708
Machinery - 0.4%
Caterpillar Financial Services Corp., 5.95%, 12/01/2005	A+	700,000	720,640
Road & Rail - 0.4%
Burlington Northern Santa Fe, 6.75%, 07/15/2011	BBB+	550,000	564,827
MATERIALS - 0.4%
Chemicals - 0.4%
Dow Chemical Co., 5.25%, 05/14/2004	A	750,000	772,169
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.2%
Bellsouth Corp., 5.00%, 10/15/2006	A+	650,000	645,867
MCI WorldCom, Inc., 6.95%, 08/15/2028	BBB+	375,000	339,818
Sprint Capital Corp., 6.875%, 11/15/2028	BBB+	550,000	506,937
U.S. West Communications, Inc., 7.20%, 11/01/2004	BBB+	500,000	510,384
2,003,006

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Schedule of Investments (continued)
December 31, 2001

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS - continued
UTILITIES - 0.4%
Electric Utilities - 0.2%
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006	A-	$325,000	$319,874
Gas Utilities - 0.2%
Consolidated Natural Gas Co., 5.375%, 11/01/2006	BBB+	400,000	394,837
Total Corporate Bonds			16,314,599
MORTGAGE-BACKED SECURITIES - 11.1%
FHLMC:
7.50%, 09/01/2031	AAA	1,256,333	1,295,907
6.00%, TBA (tt)	AAA	6,600,000	6,461,796
FNMA:
5.42%, 11/01/2008	AAA	840,748	833,369
5.70%, 10/01/2008	AAA	873,573	867,292
5.74%, 01/01/2009	AAA	983,831	984,618
5.84%, 12/01/2008	AAA	677,546	685,701
6.00%, 09/01/2016	AAA	534,999	536,838
6.55%, 09/01/2004	AAA	1,288,417	1,351,657
6.73%, 08/01/2009	AAA	1,047,412	1,108,050
7.50%, 03/01/2030-10/01/2031	AAA	3,806,851	3,933,450
GNMA, 7.50%, 01/15/2031	AAA	580,938	602,440
Total Mortgage-Backed Securities			18,661,118
U.S. TREASURY OBLIGATIONS - 6.6%
U.S. Treasury Bonds:
5.25%, 11/15/2028	AAA	1,580,000	1,480,387
6.25%, 08/15/2023	AAA	3,630,000	3,843,832
U.S. Treasury Notes:
6.00%, 08/15/2009	AAA	1,275,000	1,359,619
7.00%, 07/15/2006	AAA	3,885,000	4,305,676
Total U.S. Treasury Obligations			10,989,514
YANKEE OBLIGATIONS - GOVERNMENT - 0.8%
Canada:
4.25%, 11/20/2006	AA-	700,000	680,200
4.625%, 10/03/2006	AA-	700,000	687,588
Total Yankee Obligations-Government			1,367,788

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - 56.3%
CONSUMER DISCRETIONARY - 7.8%
Hotels, Restaurants & Leisure - 1.5%
Brinker International, Inc. * (p)	17,500	$520,800
Darden Restaurants, Inc.	20,000	708,000
McDonald’s Corp.	26,600	704,102
Starbucks Corp. * (p)	30,000	571,500
2,504,402
Media - 2.2%
AOL Time Warner, Inc. *	73,200	2,349,720
Comcast Cable Communications Corp., Class A * (p)	13,600	489,600
New York Times Co., Class A	14,231	615,491
Walt Disney Co.	17,700	366,744
3,821,555
Multi-line Retail - 1.9%
Costco Wholesale Corp. *	10,800	479,304
Sears, Roebuck & Co.	16,000	762,240
Target Corp.	11,700	480,285
Wal-Mart Stores, Inc.	24,830	1,428,966
3,150,795
Specialty Retail - 2.2%
Bed Bath & Beyond, Inc. *	22,500	762,750
Best Buy Co., Inc. *	13,200	983,136
Home Depot, Inc.	23,200	1,183,432
Lowe’s Companies, Inc. (p)	17,000	788,970
3,718,288
CONSUMER STAPLES - 3.3%
Beverages - 1.4%
Anheuser-Busch Companies, Inc.	12,000	542,520
Pepsi Bottling Group, Inc.	26,000	611,000
PepsiCo., Inc.	24,940	1,214,328
2,367,848
Food & Drug Retailing - 0.5%
CVS Corp. (p)	27,000	799,200
Household Products - 0.6%
Procter & Gamble Co.	12,400	981,212
Tobacco - 0.8%
Philip Morris Companies, Inc.	29,400	1,347,990
ENERGY - 4.4%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	14,400	525,168
BJ Services Co. * (p)	20,000	649,000
Nabors Industries, Inc. * (p)	16,000	549,280
Weatherford International, Inc. * (p)	17,000	633,420
2,356,868
Oil & Gas - 3.0%
Apache Corp.	6,200	309,256
BP Amoco Plc, ADR	9,900	460,449
ChevronTexaco Corp. (p)	18,920	1,695,421
Exxon Mobil Corp.	66,882	2,628,463
5,093,589

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
FINANCIALS - 10.2%
Banks - 3.1%
Bank of America Corp.	23,800	$1,498,210
Fifth Third Bancorp (p)	12,802	785,147
FleetBoston Financial Corp.	27,400	1,000,100
Wells Fargo & Co.	46,500	2,020,425
5,303,882
Diversified Financials - 5.1%
American Express Co.	9,750	347,977
Capital One Financial Corp. (p)	8,900	480,155
Citigroup, Inc.	65,074	3,284,936
Fannie Mae	20,600	1,637,700
Freddie Mac	10,900	712,860
Goldman Sachs Group, Inc. (p)	6,000	556,500
J.P. Morgan Chase & Co. (p)	26,600	966,910
Morgan Stanley Dean Witter & Co.	11,200	626,528
8,613,566
Insurance - 2.0%
American International Group, Inc. (p)	25,425	2,018,744
Hartford Financial Services Group, Inc. (p)	6,600	414,678
MetLife, Inc. (p)	17,000	538,560
XL Capital, Ltd., Class A (p)	4,000	365,440
3,337,422
HEALTH CARE - 7.8%
Health Care Equipment & Supplies - 2.4%
Baxter International, Inc.	16,700	895,621
Becton Dickinson & Co.	16,900	560,235
Biomet, Inc.	16,000	494,400
Guidant Corp. * (p)	11,000	547,800
Medtronic, Inc. (p)	17,730	907,953
Stryker Corp. (p)	10,000	583,700
3,989,709
Pharmaceuticals - 5.4%
Abbott Laboratories	30,800	1,717,100
American Home Products Corp.	10,700	656,552
Bristol-Myers Squibb Co.	24,400	1,244,400
Elan Corp. Plc, ADR * (p)	17,000	766,020
Johnson & Johnson Co.	17,900	1,057,890
Merck & Co., Inc.	11,100	652,680
Pfizer, Inc.	43,150	1,719,528
Pharmacia Corp.	29,900	1,275,235
9,089,405
INDUSTRIALS - 7.3%
Aerospace & Defense - 1.0%
Lockheed Martin Corp.	12,700	592,709
Raytheon Co. (p)	12,200	396,134
United Technologies Corp. (p)	11,000	710,930
1,699,773

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - 1.8%
Automatic Data Processing, Inc.	11,800	$695,020
Paychex, Inc. (p)	24,100	839,885
Republic Services, Inc., Class A * (p)	40,000	798,800
Waste Management, Inc.	22,300	711,593
3,045,298
Industrial Conglomerates - 3.4%
General Electric Co.	50,500	2,024,040
Minnesota Mining & Manufacturing Co.	13,200	1,560,372
Tyco International, Ltd. (p)	35,853	2,111,742
5,696,154
Machinery - 0.8%
Caterpillar, Inc.	9,400	491,150
Deere & Co. (p)	9,400	410,404
Parker-Hannifin Corp.	7,400	339,734
1,241,288
Road & Rail - 0.3%
Union Pacific Corp. (p)	9,700	552,900
INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 1.5%
Cisco Systems, Inc. *	69,300	1,255,023
Motorola, Inc.	32,800	492,656
Nokia Corp., ADR (p)	30,000	735,900
2,483,579
Computers & Peripherals - 3.0%
Dell Computer Corp. *	24,500	665,910
Hewlett-Packard Co.	31,100	638,794
International Business Machines Corp.	19,600	2,370,816
NVIDIA Corp. * (p)	14,200	949,980
Sun Microsystems, Inc. *	36,200	445,260
5,070,760
IT Consulting & Services - 0.8%
Affiliated Computer Services, Inc., Class A * (p)	12,000	1,273,560
Semiconductor Equipment & Products - 3.1%
Flextronics International, Ltd. * (p)	25,000	599,750
Intel Corp.	75,200	2,365,040
Microchip Technology, Inc. * (p)	16,500	639,210
Micron Technology, Inc. *	15,800	489,800
Texas Instruments, Inc.	39,800	1,114,400
5,208,200
Software - 2.5%
Microsoft Corp. *	51,900	3,438,375
Oracle Corp. *	59,200	817,552
4,255,927

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
MATERIALS - 2.0%
Chemicals - 1.4%
Dow Chemical Co.	24,700	$834,366
PPG Industries, Inc.	10,000	517,200
Praxair, Inc. (p)	10,000	552,500
Rohm & Haas Co.	15,000	519,450
2,423,516
Paper & Forest Products - 0.6%
Georgia-Pacific Corp. (p)	16,000	441,760
International Paper Co.	14,200	572,970
1,014,730
TELECOMMUNICATION SERVICES - 1.7%
Diversified Telecommunication Services - 1.7%
BellSouth Corp.	18,600	709,590
SBC Communications, Inc. (p)	31,900	1,249,523
Verizon Communications, Inc.	18,728	888,831
2,847,944
UTILITIES - 0.9%
Electric Utilities - 0.9%
American Electric Power Co., Inc.	12,000	522,360
TXU Corp. (p)	7,600	358,340
Xcel Energy, Inc. (p)	24,200	671,308
1,552,008
Total Common Stocks		94,841,368
SHORT-TERM INVESTMENTS - 25.8%
MUTUAL FUND SHARES - 25.8%
Evergreen Institutional Money Market Fund (o) (t)	15,203,134	15,203,134
Navigator Prime Portfolio (pp)	28,307,262	28,307,262
Total Short-Term Investments		43,510,396
Total Investments - (cost $199,988,841) - 120.3%		202,574,208
Other Assets and Liabilities - (20.3%)		(34,236,882)
Net Assets - 100.0%		$168,337,326

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received for securities on loan.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.
(t)	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
(tt)	Security acquired under mortgage dollar roll agreement.

Summary of Abbreviations:
ADR	American Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Statement of Assets and Liabilities
December 31, 2001

Assets
Identified cost of securities	$199,988,841
Net unrealized gains on securities	2,585,367

Market value of securities	202,574,208
Receivable for Fund shares sold	44,822
Dividends and interest receivable	839,699

Total assets	203,458,729

Liabilities
Payable for securities purchased	6,436,925
Payable for Fund shares redeemed	104
Payable for open mortgage dollar roll	314,175
Payable for securities on loan	28,307,262
Deferred mortgage dollar roll income	11,602
Advisory fee payable	6,903
Due to other related parties	934
Accrued expenses and other liabilities	43,498

Total liabilities	35,121,403

Net assets	$168,337,326

Net assets represented by
Paid-in capital	$183,586,910
Undistributed net investment income	5,788
Accumulated net realized losses on securities	(17,840,739)
Net unrealized gains on securities	2,585,367

Total net assets	$168,337,326

Shares outstanding	12,898,109

Net asset value per share	$13.05

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Statement of Operations
Year Ended December 31, 2001

Investment income
Dividends (net of foreign witholding taxes of $753)	$1,216,447
Interest	4,165,876

Total investment income	5,382,323

Expenses
Advisory fee	1,305,686
Administrative services fees	175,260
Transfer agent fee	2,213
Trustees’ fees and expenses	3,597
Printing and postage expenses	59,142
Custodian fee	43,049
Professional fees	17,116
Organization expenses	682
Other	15,545

Total expenses	1,622,290
Less: Expense reductions	(5,734)

Net expenses	1,616,556

Net investment income	3,765,767

Net realized and unrealized losses on securities
Net realized losses on securities	(12,507,337)

Net change in unrealized gains or losses on securities	(7,991,928)

Net realized and unrealized losses on securities	(20,499,265)

Net decrease in net assets resulting from operations	$(16,733,498)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Statement of Changes in Net Assets

	Year Ended December 31,
	2001	2000

Operations
Net investment income	$3,765,767	$3,042,338
Net realized losses on securities	(12,507,337)	(5,346,026)
Net change in unrealized gains or losses on securities	(7,991,928)	(6,746,154)

Net decrease in net assets resulting from operations	(16,733,498)	(9,049,842)

Distributions to shareholders from
Net investment income	(3,750,694)	(3,019,658)
Net realized gains	0	(886,673)

Total distributions to shareholders	(3,750,694)	(3,906,331)

Capital share transactions
Proceeds from shares sold	16,557,068	56,045,067
Payment for shares redeemed	(19,310,840)	(4,736,897)
Net asset value of shares issued in reinvestment of distributions	3,750,694	3,906,224

Net increase in net assets resulting from capital share transactions	996,922	55,214,394

Total increase (decrease) in net assets	(19,487,270)	42,258,221
Net assets
Beginning of period	187,824,596	145,566,375

End of period	$168,337,326	$187,824,596

Undistributed net investment income	$5,788	$10,051

Other Information:
Share increase (decrease)
Shares sold	1,210,532	3,632,493
Shares redeemed	(1,462,518)	(306,611)
Shares issued in reinvestment of distributions	288,943	265,075

Net increase in shares	36,957	3,590,957

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Foundation Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. When-issued and Delayed Delivery Transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

C. Securities Lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

D. Dollar Roll Transactions

The Fund may enter into dollar roll transactions with respect to mortgage backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing arrangements which will not exceed 12 months. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance a Fund’s current yield and total return.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Notes to Financial Statements (continued)

E. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

G. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

H. Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of December 31, 2001, all organization expenses have been fully amortized.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at a rate of 0.745% of the average daily net assets of the Fund.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of non-U.S. Government investment securities (excluding short-term securities) were $347,468,795 and $318,474,100, respectively. Cost of purchases and proceeds from sales of U.S. Government investment securities (excluding short-term securities) were $136,379,491 and $161,019,343, respectively.

The Fund loaned securities during the year ended December 31, 2001 to certain brokers. At December 31, 2001, the value of securities on loan and the value of collateral (including accrued interest) amounted to $27,201,562 and $28,307,262, respectively. During the year ended December 31, 2001, the Fund earned $6,833 in income from securities lending.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Notes to Financial Statements (continued)

During the year ended December 31, 2001, the Fund entered into dollar roll transactions. At December 31, 2001, the Fund had the following dollar roll agreements outstanding:

Dollar Roll Amount	Counterparty	Interest Rate	Maturity Date
$5,600,000	Lehman Brothers, Inc.	6.00%	1/14/2002
1,000,000	Morgan Stanley	6.00%	1/14/2002

During the year ended December 31, 2001, the Fund earned $19,336 in income on dollar roll transactions.

On December 31, 2001, the aggregate cost of securities for federal income tax purposes was $199,942,176. The gross unrealized appreciation and depreciation on securities based on tax cost was $6,191,941 and $3,559,909, respectively, with a net unrealized appreciation of $2,632,032.

As of December 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $4,708,481 and $12,997,242 expiring in 2008 and 2009, respectively.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2001, the Fund incurred and elected to defer post October losses of $66,342.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $5,734 in expense reductions. The impact of the total expense reductions on the Fund’s expense ratio represented as a percentage of its average net assets was 0.00%.

6. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2001, the Fund had no borrowings under this agreement.

8. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities held by the Fund. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The cumulative effect of this change in accounting policy relating to bonds held by the Fund prior to the effective date of the change and the current year effect of this change on the operating results of the Fund are insignificant to the overall financial statements of the Fund.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Independent Auditors’ Report

Board of Trustees and Shareholders
Evergreen VA Foundation Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Evergreen VA Foundation Fund as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA Foundation Fund as of December 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 1, 2002

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Foundation Fund
Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

For corporate shareholders, 30.66% of ordinary income dividends paid during the fiscal year ended December 31, 2001 qualified for the dividends received deduction.

This page left intentionally blank

Board of Trustees
Name	Position with Trust	Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 Age: 66	Trustee	1991	Investment Counselor with Appleton Partners, Inc. (investment advice); former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, Health Development Corp. (fitness-wellness centers); The Francis Ouimet Society.	105	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; former Managing Partner, Roscommon Capital Corp.; former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); former Chairman, Gifford, Drescher & Associates (environmental consulting).	105	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1983	Partner, Stonington Partners (private investment firm); Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.	105	Director of Phoenix Total Return Fund; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund.

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1988	Sales and Marketing Management with SMI-STEEL - South Carolina (steel producer); former Sales and Marketing Management with Nucor Steel Company.	105	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Former Vice President and Director of Rexham Corporation (manufacturing); and Director of Carolina Cooperative Credit Union.	105	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 Age: 46	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A	105	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 Age: 60	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc (executive recruitment information and research company); former Vice Chairman, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); and Columnist, Commerce and Industry Association of New Jersey.	105	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 Age: 54	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; former Medical Director, U.S. Health Care/Aetna Health Services; former Managed Health Care Consultant; and former President, Primary Physician Care.	105	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 Age: 58	Trustee	1984	Attorney, Law Offices of Michael S. Scofield.	105	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Independent Consultant; former Chairman, Environmental Warranty, Inc. (insurance agency); former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Hartford Hospital, Old State House Association; former Director of Enhance Financial Services, Inc.; former Director of CTG Resources, Inc. (natural gas); former Director Middlesex Mutual Assurance Company; former Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA.	105	None

Richard K. Wagoner, CFA* 200 Berkeley Street Boston, MA 02116 Age: 63	Trustee	1999	Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange; member, North Carolina Securities Traders Association; member, Financial Analysts Society.	105	None

* Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

Variable Annuities
NOT FDIC INSURED	May lose value No bank guarantee
Evergreen Investment Services, Inc.
58913	560855 12/01